                     CLASS A, CLASS B AND CLASS C SHARES OF

                              AIM BASIC VALUE FUND

                         Supplement dated June 5, 2000
                      to the Prospectus dated May 1, 2000


The last paragraph on the cover page of the prospectus is deleted in its entirety.

The following replaces in its entirety the information appearing under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the prospectus:

    "The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.
        The fund seeks to meet this objective by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors.
        The fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The fund may also invest up to 25% of its total assets in foreign securities.
        In selecting investments, the portfolio managers seek to identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.
        In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objective."

The following replaces in its entirety the table appearing under the heading "FEE TABLE AND EXPENSE EXAMPLE - ANNUAL FUND OPERATING EXPENSES" on page 3 of the prospectus:

         "ANNUAL FUND OPERATING EXPENSES

         ----------------------------------------------------------------------
         (expenses that are deducted
          from fund assets)                CLASS A       CLASS B      CLASS C

         ----------------------------------------------------------------------
         Management Fees                    0.73%          0.73%        0.73%

         Distribution and/or
         Service (12b-1) Fees               0.35           1.00         1.00

         Other Expenses                     0.63           0.63         0.63

         Total Annual Fund
         Operating Expenses(2)              1.71           2.36         2.36
         ----------------------------------------------------------------------
         (1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
         (2) The investment advisor reimbursed a portion of the fund expenses. Total Annual Fund Operating Expenses including the reimbursement for Class A, Class B and Class C shares were 1.69%, 2.34% and 2.34%, respectively."
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The following replaces in its entirety the first and second paragraph appearing under the heading "FUND MANAGEMENT - THE ADVISOR" on page 4 of the prospectus:

    "A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives."

The following replaces in its entirety the first paragraph appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 4 of the prospectus:

    "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are"

The information appearing under the heading "OTHER INFORMATION - SUBMISSION OF MATTERS TO SHAREHOLDERS" on page 4 and page 5 of the prospectus is deleted in its entirety.

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                     CLASS A, CLASS B AND CLASS C SHARES OF

                              AIM BASIC VALUE FUND
                           AIM SMALL CAP GROWTH FUND

                    (SERIES PORTFOLIOS OF AIM GROWTH SERIES)

                         Supplement dated June 5, 2000
         to the Statement of Additional Information dated May 1, 2000, as supplemented May 24, 2000


Effective June 5, 2000, AIM Basic Value Fund (the "Fund") no longer invests all of its investable assets in the Value Portfolio and will directly invest in the securities in which it previously indirectly invested by virtue of its interests in the Value Portfolio. The Fund's investment strategies are the same as those which formerly applied to the Value Portfolio. All references to "Portfolio" which remain in the Statement of Additional Information refer only to the Small Cap Portfolio.

The following replaces in its entirety the first two paragraphs appearing under the heading "SUBMISSION OF MATTERS TO SHAREHOLDERS" on page 1 of the Statement of Additional Information:

         "At a meeting held on May 31, 2000, the Fund's shareholders approved proposals to amend the Fund's fundamental investment restrictions. Effective June 5, 2000, the Fund operates under the following fundamental investment restrictions:"